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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 17, 1997


                         COMMISSION FILE NUMBER 0-27130


                            NETWORK APPLIANCE, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


             CALIFORNIA                                77-0307520
     (State or other jurisdiction                    (IRS Employer
         of incorporation)                       Identification No.)


2770 SAN TOMAS EXPRESSWAY, SANTA CLARA, CALIFORNIA       95051
   (Address of principal executive offices)           (Zip Code)

Company's telephone number, including area code:     (408) 367-3000


         319 BERNARDO AVE., MOUNTAIN VIEW, CA            94043
         Former name or former address, if changed since last report



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         This report amends the Registrant's report on Form 8-K, initially filed on March 28, 1997, to provide financial statements of Internet Middleware Corporation ("IMC") and to provide pro forma condensed combined financial information not previously available.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Businesses Acquired

                 Pursuant to paragraph (a)(4) of Item 7 of Form 8-K, the following financial statements were omitted from disclosure contained in the Registrant's Current Report on Form 8-K filed on March 28, 1997 but are filed herewith:

                 Audited balance sheet of IMC as of December 31, 1996, the related audited statements of operations, shareholders' deficiency and cash flows for the period from inception (May 6, 1996) to December 31, 1996 and a signed report of Deloitte & Touche LLP with respect to such financial statements, which are attached as Exhibit 99.2 hereto.

         (b) Pro Forma Financial Information

                 Pursuant to paragraph (b)(2) of Item 7, the unaudited pro forma condensed combined balance sheet of the Registrant and IMC as of January 24, 1997 and the unaudited pro forma condensed combined statements of operations for the fiscal year ended April 30, 1996 and for the nine months ended January 24, 1997 are attached as Exhibit 99.3 hereto. The unaudited pro forma condensed combined financial statements give effect to the merger of the Registrant and IMC on a purchase accounting basis. The pro forma condensed combined balance sheet assumes the merger took place on January 24, 1997 and combines the January 24, 1997 balance sheet of the Registrant with the January 31, 1997 balance sheet of IMC. The pro forma condensed combined statement of operations for the fiscal year ended April 30, 1996 assumes the merger took place as of the beginning of the fiscal year and combines the Registrant's historical results for the fiscal year ended April 30, 1996 (for which period IMC was not in operation) with pro forma adjustments. The pro forma condensed combined statement of operations for the nine months ended January 24, 1997 assumes the merger took place as of the beginning of the most recently completed fiscal year and combines the Registrant's historical results for the nine months ended January 24, 1997 with the historical results of IMC for the period from inception (May 6, 1996) to January 31, 1997.

                 The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the acquisition of IMC by the Registrant been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position. These pro forma financial statements are based on and should be read in conjunction with the historical consolidated financial statements and the related notes thereto of the Registrant and IMC.



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         (a) Exhibits

         2.1+ Agreement and Plan of Reorganization, dated as of March 17, 1997, between the Registrant and IMC, a California corporation.

         2.2+ Agreement of Merger between the Registrant and IMC as filed with the California Secretary of State on March 17, 1997.

         2.3+ Stock Option Agreement between the Registrant and certain former employees of IMC.

         23.1    Consent of Deloitte & Touche LLP.

         99.1+ Press release of the Registrant, dated March 17, 1997, announcing the completion of the Registrant's acquisition of IMC.

         99.2 Audited balance sheet of IMC as of December 31, 1996, the related audited statements of operations, shareholders' deficiency and cash flows for the period from inception (May 6, 1996) to December 31, 1996 and a signed report of Deloitte & Touche LLP with respect to such financial statements.

         99.3 Unaudited pro forma condensed combined balance sheet of the Registrant and IMC as of January 24, 1997 and the unaudited pro forma condensed combined statements of operations of the Registrant and IMC for the fiscal year ended April 30, 1996 and for the nine months ended January 24, 1997.


         +       Previously filed



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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NETWORK APPLIANCE, INC.


Dated:  April 15, 1997                         By: /s/ JEFFRY R. ALLEN
                                                  ___________________________
                                                  Jeffry R. Allen, Vice
                                                  President Finance and
                                                  Operations,
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)











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                                 EXHIBIT INDEX



        EXHIBIT
        NUMBER                  DESCRIPTION OF DOCUMENT

         2.1+ Agreement and Plan of Reorganization, dated as of March 17, 1997, between the Registrant and IMC, a California corporation.

         2.2+ Agreement of Merger between the Registrant and IMC as filed with the California Secretary of State on March 17, 1997.

         2.3+ Stock Option Agreement between the Registrant and certain former employees of IMC.

         23.1    Consent of Deloitte & Touche LLP.

         99.1+ Press release of the Registrant, dated March 17, 1997, announcing the completion of the Registrant's acquisition of IMC.

         99.2 Audited balance sheet of IMC as of December 31, 1996, the related audited statements of operations, shareholders' deficiency and cash flows for the period from inception (May 6, 1996) to December 31, 1996 and a signed report of Deloitte & Touche LLP with respect to such financial statements.

         99.3 Unaudited pro forma condensed combined balance sheet of the Registrant and IMC as of January 24, 1997 and the unaudited pro forma condensed combined statements of operations of the Registrant and IMC for the fiscal year ended April 30, 1996 and for the nine months ended January 24, 1997.


         +       Previously filed



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